EXHIBIT 99.3     Supplemental information - First Quarter Ended March 31, 2003fs



                   CBL & Associates Properties, Inc.
           Supplemental Financial and Operating Information
               For the Three Months Ended March 31, 2003 and 2002

 Consolidated Balance Sheets
(Preliminary and unaudited,  in thousands, except share data)



                                                                             March 31, 2003       December 31, 2002
                                                                             --------------       -----------------
 ASSETS
 REAL ESTATE ASSETS:
 Land                                                                                 $ 568,293           $ 570,818
 Buildings and improvements                                                           3,405,457           3,394,787
                                                                                    -----------         -----------

                                                                                       3,973,750           3,965,605
 Less: Accumulated depreciation                                                         (458,638)           (434,840)
                                                                                    -----------         -----------
                                                                                       3,515,112           3,530,765
 Developments in progress                                                               114,256              80,720
                                                                                    -----------         -----------
 Net investment in real estate                                                         3,629,368           3,611,485
 CASH, RESTRICTED CASH AND CASH EQUIVALENTS                                               22,989              13,355
 RECEIVABLES:
 Tenant, net of allowance                                                                 37,589              37,994
 Other                                                                                     6,366               3,692
 MORTGAGE NOTES RECEIVABLE                                                                22,903              23,074
 INVESTMENT IN UNCONSOLIDATED AFFILIATES                                                  76,195              68,232
 OTHER ASSETS                                                                            37,729              37,282
                                                                                    -----------         -----------
                                                                                     $ 3,833,139         $ 3,795,114
                                                                                     ===========         ===========
 LIABILITIES AND SHAREHOLDERS' EQUITY
 MORTGAGE AND OTHER NOTES PAYABLE                                                    $ 2,443,482         $ 2,402,079
 ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                                               100,320             151,332
                                                                                    -----------         -----------
 Total liabilities                                                                    2,543,802           2,553,411
 COMMITMENTS AND CONTINGENCIES
 MINORITY INTERESTS                                                                     523,002             500,513
 SHAREHOLDERS' EQUITY:
 Preferred Stock, $.01 per value, 5,000,000 shares authorized,                                47                  47
    4,675,000 and 2,875,000 shares issued and outstanding
    in 2002 and 2001, respectivley
 Common Stock, $.01 per value, 95,000,000 shares authorized,                                 299                 298
    29,886,912 and 29,797,469 shares issued and outstanding
    in 2003 and 2002, respectively
 Additional paid-in capital                                                              767,194             765,686
 Other comprehensive loss                                                                 (1,543)             (2,397)
 Accumulated deficit                                                                        338              (22,444)
                                                                                    -----------         -----------
 Total shareholders' equity                                                             766,335             741,190
                                                                                    -----------         -----------
                                                                                     $ 3,833,139         $ 3,795,114
                                                                                     ===========         ===========

 The balance sheet above is preliminary as of the date of this report. Please refer the Company's filing on Form 10-Q when filed for a complete balance sheet as of March 31, 2003


                   CBL & Associates Properties, Inc.
           Supplemental Financial and Operating Information
               For the Three Months Ended March 31, 2003 and 2002


EBITDA to Interest Coverage Ratio
(Dollars in thousands)
                                                               Three Months Ended
                                                            March 31,
                                                              2003           2002
EBITDA:
Consolidated net income available to common shareholders      $ 22,776       $ 17,384

Adjustments:
Depreciation and amortization                                   26,312         22,481
Depreciation and amortization from unconsolidated affiliates       896            924
Depreciation and amortization from discontinued operations          10            250
Minority investors' share of depreciation and amortization in
   shopping center properties                                     (266)          (392)
Interest expense                                                36,956         36,787
Interest expense from unconsolidated affiliates                  1,151          1,435
Interest expense from discontinued operations                        -             60
Minority investors' share of interest expense in
   shopping center properties                                     (414)          (418)
Loss on extinguishment of debt                                       -          1,948
Income taxes                                                       494            (38)
Minority interest in earnings - Operating Partnership           20,637         16,197
Gain on discontinued operations                                 (2,935)        (1,243)
Preferred dividends                                              3,692          1,617
                                                             ---------       --------
Company's share of total EBITDA                              $ 109,309       $ 96,992
                                                             =========       ========




Interest Expense:
Interest expense                                              $ 36,956       $ 36,787
Interest expense from discontinued operations                        -             60
Interest expense from unconsolidated affiliates                  1,151          1,435
Minority investors' share of interest expense in
   shopping center properties                                     (414)          (418)
                                                             ---------       --------
Company's share of total interest expense                     $ 37,693       $ 37,864

EBITDA to interest coverage ratio                                 2.90           2.56



Same-Center Net Operating Income
(In thousands)

                                                               Three Months Ended
                                                            March 31,
                                                              2003           2002

Company's share of total EBITDA                              $ 109,309       $ 96,992
General and administrative expenses                              6,353          5,741
Management fees and non-property revenues                       (1,608)        (1,298)
Gain on sales of real estate assets                             (1,104)          (415)
Income taxes                                                      (494)            38
Company's share of total NOI                                   112,456        101,058
NOI of non-comparable centers                                  (11,342)        (4,796)
                                                             ---------       --------
Same center NOI                                              $ 101,114       $ 96,262
                                                             =========       ========

NOI by Property Type:
Malls                                                         $ 84,784       $ 79,914
Associated centers                                               3,540          3,149
Community centers                                               11,253         10,772
Other                                                            1,537          2,427


                   CBL & Associates Properties, Inc.
           Supplemental Financial and Operating Information
               For the Three Months Ended March 31, 2003 and 2002


Summary of Consolidated and Unconsolidated Debt
(Dollars in thousands)
                                                                      March 31, 2003
                                                                           Fixed            Variable
                                                                           Rate               Rate              Total

Consolidated debt                                                          $ 1,943,722        $ 499,760         $ 2,443,482
Minority investors' share of consolidated debt                                 (19,992)               -             (19,992)
Company's share of unconsolidated affiliates' debt                              38,033           28,229              66,262
                                                                           -----------        ---------         -----------
Company's share of consolidated and unconsolidated debt                    $ 1,961,763        $ 527,989         $ 2,489,752
                                                                           ===========        =========         ===========

Weighted average interest rate                                                   7.09%            3.23%               6.27%

                                                                      March 31, 2002
                                                                           Fixed            Variable
                                                                           Rate               Rate              Total

Consolidated debt                                                          $ 1,415,022        $ 775,521         $ 2,191,043
Minority investors' share of consolidated debt                                 (19,307)          (7,665)            (26,972)
Company's share of unconsolidated affiliates' debt                              86,827           18,541             105,368
                                                                           -----------        ---------         -----------
Company's share of consolidated and unconsolidated debt                    $ 1,482,542        $ 786,397         $ 2,269,439
                                                                           ===========        =========         ===========
Weighted average interest rate                                                   7.47%            4.15%               6.31%


Reconciliation of Common Shares and Units Outstanding
(In thousands)

                                                                                Basic            Diluted
                                                                                ------           ------
March 31, 2003:
Weighted average shares used to compute earnings per share                      29,726           30,803
Weighted average operating partnership units                                    25,683           25,683
                                                                                ------           ------
Weighted average shares used to compute FFO per share                           55,409           56,486
                                                                                ======           ======

March 31, 2002:
Weighted average shares used to compute earnings per share                      26,356           27,121
Weighted average operating partnership units                                    24,692           24,692
                                                                                ------           ------
Weighted average shares used to compute FFO per share                           51,048           51,813
                                                                                ======           ======

                   CBL & Associates Properties, Inc.
           Supplemental Financial and Operating Information
               For the Three Months Ended March 31, 2003 and 2002


Properties Under Renovation as of March 31, 2003

Property                      Location               Est. Total Cost        Cost To Date         Completion
                                                      (in millions)        (in millions)
Parkdale Mall                 Beaumont, TX                         15.0                 10.4             Aug-03
Eastgate Mall                 Cincinnati, OH                       12.6                  0.9             Nov-03
St. Clair Square              Fairview Heights, IL                 11.1                  5.2             Nov-03
Jefferson Mall                Louisville, KY                        7.1                  1.9             Oct-03
East Towne Mall               Madison, WI                           7.2                  1.1             Nov-03
West Towne Mall               Madison, WI                           8.0                  0.8             Nov-03
Other Centers                                                       0.0                  0.0
                                                                    ---                  ---
Total                                                              61.0                 20.2
                                                                   ====                 ====

Detail of roof and parking lot capital expenditures (In thousands):

                                                       Deferred Maintenance Renovation Expenditures
                                                                     ------      --------
Other Capital Expenditures                                           $6,190      $ 11,088
Parking lot and parking lot lighting                                    667           572
Roof repairs and replacement                                            182           720
                                                                     ------      --------
Other                                                                $7,039      $ 11,932
                                                                     ======      ========


     The capital expenditures that we incur for maintenance such as parking lots repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to the tenants as common area maintenance expense and the vast majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades for enhancing our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period of time. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered in minimum rents from the tenants ove


                   CBL & Associates Properties, Inc.
           Supplemental Financial and Operating Information
               For the Three Months Ended March 31, 2003 and 2002

Development Schedule for new projects under construction

(in millions:)

                                                                                                 CBL share
                                                                                    Pro Forma    Cost to
New Mall Development                     Location                    GLA               Cost      Date          Opening   Yeild
Coastal Grand*                           Myrtle Beach, SC           1,500,000           $72.5*    $17.50       Mar-04     9%
(50/50 JV)

Associated Center
The Shoppes at Hamilton Place            Chattanooga, TN              130,000             16.8      15.9       May-03     9%

Community Center
Wilkes-Barre Township Marketplace        Wilkes-Barre Township, PA    312,000             10.6       1.4       May-04     9%
Waterford Commons**, (75/25 JV)          Waterford, CT                355,000             29.4      17.1       Sep-03    10%
Cobblestone Village                      St. Augustine, FL            305,000             34.9        31  Spring 2003    10%
                                                                    ---------          -------    ------
Total                                                               2,600,000          $164.20    $82.90
                                                                    =========          =======    ======


* JV development, initial build out approx. 1 million square feet ** With CBL owning at least 75% and CBL share of pro forma and cost

                   CBL & Associates Properties, Inc.
           Supplemental Financial and Operating Information
               For the Three Months Ended March 31, 2003 and 2002

Comparable New Leasing and Renewal Leasing Activity

                                                   New PSF                      New PSF
                      Square      Prior PSF      Base Rent      % Change      Base Rent     % Change
   Property Type       Feet       Base Rent       Initial        Initial       Average      Average
 ----------------        ----       ---------       -------        -------       -------      -------
Stabilized malls        433,685      $ 21.42         $ 24.53        14.52%       $ 25.13       17.32%
Associated centers       13,863        14.46           15.77         9.06%         15.77        9.06%
Community centers        87,970        12.15           13.70        12.76%         13.76       13.25%



Comparable Stabilized Mall Leasing Activity

                                                 New PSF                      New PSF
                     Square      Prior PSF      Base Rent      % Change      Base Rent     % Change
 Stabilized Malls     Feet       Base Rent       Initial        Initial       Average      Average
 ----------------     ----       ---------       -------        -------       -------      -------
New leases             166,582      $ 21.17         $ 27.07        27.84%       $ 28.17       33.05%
Renewal leases         267,103        21.58           22.95         6.38%         23.23        7.69%


Total Leasing Activity Compared to Tenants Vacating
(Comparable & Non-Comparable)

                                                                            Vacated
                                              Average                       Average
                                 Leased      Base Rent       Vacated       Base Rent
   Property Type                 Sq. Ft.        PSF          Sq. Ft.          PSF        % Change
Malls                              555,000      $ 24.66         343,111       $ 20.97        23.99%
Associated centers                  28,000        12.91          18,405          9.86        41.48%
Community centers                  150,000        10.30          12,185         14.54         0.89%



Debt-To-Total-Market Capitalization Ratio
(In thousands)


                                                                          Shares
                                                              Outstanding   Stock Price (1)     Value
Common stock and Operating Partnership units                        55,570       $40.59       $ 2,255,586
9.0 % Series A Cumulative Redeemable Preferred Stock                 2,675       $25.00            66,875
8.75% Series B Cumulative Redeemable Preferred Stock                 2,000       $50.00           100,000
Total market equity                                                                             2,422,461
Company's share of total debt                                                                   2,489,753
                                                                                                ---------
Total market capitalization                                                                   $ 4,912,214
Debt-to-total-market capitalization ratio                                                           50.7%



     (1) Stock price for common stock and operating partnership units equals the closing price of the common stock on March 31, 2003. The stock price for the preferred stock represents the face value of each respective series of preferred stock.

                   CBL & Associates Properties, Inc.
           Supplemental Financial and Operating Information
               For the Three Months Ended March 31, 2003 and 2002


                        CBL & Associates Properties, Inc.
                           Summary of Outstanding Debt
                                 March 31, 2003
                             (Dollars in thousands)

                                                      Maturity     Interest    Outstanding       Outstanding Balance

                                                                                              ---------------------------
Property                                                Date         Rate        Balance          Fixed       Variable
--------                                                ----         ----        -------          -----       --------

PROPERTY LOANS:
Albemarle, NC            Northwoods Plaza              Jun-12          9.750%        $ 1,038         $ 1,038         $ -
Ashboro, NC              Randolph Mall                 Jul-12          6.500%         15,529          15,529           -
Asheville,  NC           Asheville Mall                Sep-11          6.980%         70,141          70,141           -
Beaumont, TX             Parkdale Mall                 Jun-03          2.610%         45,000               -      45,000
Beaumont, TX             Parkdale Crossing             Nov-04          2.863%          8,177               -       8,177
Brookfield, IL           Brookfield Square             May-05          7.498%         73,086          73,086           -
Burnsville, MN           Burnsville Center             Aug-10          8.000%         71,814          71,814           -
Cary , NC                Cary Towne Center             Mar-09          6.850%         89,059          89,059           -
Charleston, SC           Citadel Mall                  May-07          7.390%         32,359          32,359           -
Chattanooga, TN          CBL Center                    Aug-12          6.250%         14,899          14,899           -
Chattanooga, TN          Hamilton Corner               Aug-11         10.125%          2,659           2,659           -
Chattanooga, TN          Hamilton Place                Mar-07          7.000%         66,745          66,745           -
Chattanooga, TN          Perimeter Place               Jan-08         10.625%          1,046           1,046           -
Cincinnati, OH           Eastgate Mall                 Dec-03          2.813%         41,375               -      41,375
Cincinnati, OH           Eastgate Crossing             Apr-07          6.380%         10,536          10,536           -
Columbia, SC             Columbia Mall                 Jun-03          2.610%         33,938               -      33,938
Cortlandt, NY            Cortlandt Towne Center        Aug-08          6.900%         49,633          49,633           -
Dalton, GA               Walnut Square                 Feb-08         10.125%            554             554           -
Douglasville, GA         Arbor Place Mall              Jul-12          6.510%         80,614          80,614           -
Douglasville, GA         The Landing At Arbor Place    Jul-12          6.510%          9,100           9,100           -
Fairview Heights, IL     St. Claire Square             Apr-09          7.000%         70,010          70,010           -
Greensburg PA            Westmoreland Mall             Jan-13          5.050%         85,000          85,000           -
Hattiesburg, MS          Turtle Creek Mall             Mar-06          7.400%         31,566          31,566           -
Henderson, NC            Henderson Square              Apr-14          7.500%          5,636           5,636           -
Highpoint, NC            Oak Hollow Mall               Feb-08          7.310%         46,930          46,930           -
Hudson,  NY              Greenport Towne Center        Sep-14          9.000%          3,782           3,782           -
Jackson, TN              Old Hickory Mall              Jul-12          6.510%         35,609          35,609           -
Janesville WI            Janesville Mall               Apr-16          8.375%         14,736          14,736           -
Knoxville, TN            Cedar Bluff Crossing          Aug-07         10.625%            852             852           -
Knoxville, TN            Suburban Plaza                Jan-09          7.875%          8,063           8,063           -
Lansing MI               Meridian Mall                 Aug-03          2.395%         29,017               -      29,017
Lansing MI Swap rate     Meridian Mall                 Aug-03          6.955%         80,000               -      80,000
Lexington KY             Fayette Mall                  Jul-11          7.000%         96,301          96,301           -
Lexington KY             Fayette Mall Development      Dec-04          2.913%          8,550               -       8,550
Louisville, KY           Jefferson Mall                Jul-12          6.510%         44,906          44,906           -
Lousiville KY            Springhurst Towne Center      Aug-18          6.650%         20,885          20,885           -
Madison, WI              East Towne Mall               Jan-07          8.010%         28,349          28,349           -
Madison, WI              West Towne Mall               Jan-07          8.010%         43,828          43,828           -
Meridian, MS             Bonita Lakes Crossing         Oct-09          6.820%          8,664           8,664           -
Meridian, MS             Bonita Lakes Mall             Oct-09          6.820%         27,651          27,651           -
Midland MI               Midland Mall                  Jun-03          2.810%         35,000               -      35,000
Morristown, TN           College Square                Sep-13          6.750%         12,951          12,951           -
N Charleston SC          Northwoods Mall               Jul-12          6.510%         64,293          64,293           -
Nashua, NH               Willow Springs Plaza          Aug-07          9.750%          3,342           3,342           -
Nashville, TN            Coolsprings Galleria          Sep-10          8.290%         61,491          61,491           -
Nashville, TN            Courtyard At Hickory          Aug-08          6.770%          4,219           4,219           -
Nashville, TN            Hickory Hollow Mall           Aug-08          6.770%         90,632          90,632           -
Nashville, TN            Rivergate Mall                Aug-08          6.770%         73,248          73,248           -
Nashville, TN            Village At Rivergate          Aug-08          6.770%          3,460           3,460           -
North Haven, CT          North Haven Crossing          Oct-08          9.550%          5,346           5,346           -
Panama City, FL          Panama City Mall              Aug-12          7.300%         40,426          40,426           -
Portland, ME             BJ'S Plaza                    Dec-11         10.400%          2,727           2,727           -
Racine, WI               Regency Mall                  Jul-12          6.510%         35,213          35,213           -
Rockford, IL             Cherryvale Mall               Jul-06          7.375%         46,656          46,656           -
Saginaw, MI              Fashion Square                Jul-12          6.510%         61,722          61,722           -
Spartanburg, SC          Westgate Mall                 Jul-12          6.500%         55,786          55,786           -
Spartanburg, SC          Westgate Crossing             Jul-10          8.420%          9,716           9,716           -
Stroud, PA               Stroud Mall                   Dec-10          8.420%         31,991          31,991           -
Uvalde, TX               Uvalde Plaza                  Feb-08         10.625%            507             507           -

                                       7

                                                      Maturity     Interest    Outstanding       Outstanding Balance
                                                                                              ---------------------------
Property                                                Date         Rate        Balance          Fixed       Variable
--------                                                ----         ----        -------          -----       --------

Wausau WI                Wausau Center                 Dec-10          6.700%         13,858          13,858           -
Winston-Salem NC         Hanes Mall                    Jul-08          7.310%        113,388         113,388           -
York, PA                 York Galleria                 Dec-10          8.340%         51,169          51,169           -
                                                                                   ---------       ---------     -------
SUBTOTAL                                                                           2,224,779       1,943,722     281,057

   Weighted average interest rate                                                                      7.06%       3.90%
CONSTRUCTION LOANS:
St Augstine FL           Cobblestone Vilage            Jun-05          3.000%         21,416               -      21,416
Waterford, CT            Waterford Commons             Jun-04          2.950%         10,762               -      10,762
                                                                                   ---------       ---------     -------

SUBTOTAL                                                                              32,178               -      32,178
   Weighted average interest rate                                                                                  2.98%
LINES OF CREDIT                                                                      186,525               -     186,525
   Weighted average interest rate                                                                                  2.31%
                                                                                   ---------       ---------     -------
TOTAL CONSOLIDATED DEBT                                                            2,443,483       1,943,722     499,760
                                                                                   =========       =========     =======
   Weighted average interest rate                                                 6.28%           7.06%         3.24%

PLUS COMPANY'S SHARE OF UNCONSOLIDATED AFFILIATES:
Clarksville, TN          Governors Square              Sep-16       8.230%            15,699          15,699           -
Del Rio, TX              Plaza Del Sol                 Nov-02       9.150%             2,119           2,119           -
Ft Smith AR              Massard Crossing              Feb-12       7.540%               594             594           -
Houston, TX              Willowbrook Plaza             Feb-12       7.540%             3,041           3,041           -
Huntsville, AL           Parkway Place                 Jun-00       2.938%            28,229               -      28,229
Paducah, KY              Kentucky Oaks                 Jun-07       9.000%            16,377          16,377           -
Vicksburg, MS            Pemberton Plaza               Feb-12       7.540%               203             203           -
                                                                                   ---------       ---------     -------

SUBTOTAL                                                                              66,262          38,033      28,229
   Weighted average interest rate                                                                      8.54%       2.94%
LESS MINORITY INVESTORS' SHARE OF SHOPPING CENTER PROPERTIES:
Chattanooga, TN          CBL Center                     8.0%       6.2500%            (1,192)         (1,192)          0
Chattanooga, TN          Hamilton Corner                10.0%      10.1250%             (266)           (266)          0
Chattanooga, TN          Hamilton Place                 10.0%      7.0000%            (6,675)         (6,675)          0
Highpoint, NC            Oak Hollow Mall                25.0%      7.3100%           (11,732)        (11,732)          0
Uvalde, TX               Uvalde Plaza                   25.0%      10.6250%             (127)           (127)
Waterford, CT            Waterford Commons              25.0%      3.0700%                 -               -           -
                                                                                   ---------       ---------     -------
SUBTOTAL                                                                             (19,992)        (19,992)          0
   Weighted average interest rate                                                                      7.13%
                                                                                   ---------       ---------     -------
COMPANY'S SHARE OF TOTAL DEBT                                                    $ 2,489,753     $ 1,961,764   $ 527,989
                                                                                 ===========     ===========   =========

   Weighted average interest rate                                                 6.27%           7.09%         3.23%


                                       8

                                                      Maturity     Interest    Outstanding       Outstanding Balance
                                                                                              ---------------------------
Property                                                Date         Rate        Balance          Fixed       Variable
--------                                                ----         ----        -------          -----       --------
Total Joint Venture Debt

Clarksville, TN          Governors Square              Sep-16       8.230%            33,050          33,050           0
Del Rio, TX              Plaza Del Sol                 Aug-10       9.150%             4,238           4,238           -
Ft Smith, AR             Massard Crossing              Feb-12       7.540%             5,944           5,944           -
Houston, TX              Willowbrook Plaza             Feb-12       7.540%            30,415          30,415           -
Huntsville, AL           Parkway Place                 Dec-03       2.938%            56,458               -      56,458
Paducah, KY              Kentucky Oaks                 Jun-07       9.000%            32,753          32,753           -
Vicksburg, MS            Pemberton Plaza               Feb-12       7.540%             2,031           2,031           -
                                                                                   ---------       ---------     -------

TOTAL                                                                                164,889         108,431      56,458
                                                                                     =======         =======      ======


   Weighted average interest rate                                                6.4338%         8.2543%       2.9375%



                                       9